UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2012

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS	02210-2019
(Address of Principal Executive Offices)	(Zip Code)

(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders of Cabot Corporation (the “Company”) held on March 8, 2012, the Company’s stockholders approved an amendment to the Cabot Corporation 2009 Long-Term Incentive Plan (the “Plan”) increasing by 2,454,000 the number of shares authorized for issuance under the Plan. A brief description of the terms and conditions of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 30, 2012 under the heading “Proposal 3 – Approval of Amendment to 2009 Long-Term Incentive Plan,” and such description is incorporated herein by reference. A copy of the Plan is included as Appendix B to the proxy statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

As described in Item 5.02 above, on March 8, 2012, the Company held its annual meeting of stockholders pursuant to notice duly given. The Company’s stockholders voted on the following four proposals and cast their votes as set forth below.

1. All of the Board’s nominees for director were elected to the class of directors whose term expires in 2015 by the votes set forth in the table below:

	For	Against	Abstain	Broker Non- Votes

John K. McGillicuddy	51,286,154	575,830	102,006	5,285,839

John F. O’Brien	50,409,166	1,496,339	58,485	5,285,839

Lydia W. Thomas	50,427,766	1,478,969	57,255	5,285,839

Mark S. Wrighton	49,954,025	1,955,781	54,184	5,285,839

In addition to the directors elected at the meeting to the class of directors whose terms expire in 2015, the terms of office of the following directors continued after the meeting: John S. Clarkeson, Juan Enriquez-Cabot, Gautam S. Kaji, Roderick C.G. MacLeod, Henry F. McCance, Patrick M. Prevost, Sue H. Rataj and Ronaldo H. Schmitz.

2. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

For:	49,636,840

Against:	2,158,321

Abstain:	168,829

Broker Non-Votes:	5,285,839

3. The Company’s stockholders approved an amendment to the Cabot Corporation 2009 Long-Term Incentive Plan increasing by 2,454,000 the number of shares authorized for issuance under the Plan by the votes set forth in the table below:

For:	46,662,362

Against:	5,065,745

Abstain:	235,883

Broker Non-Votes:	5,285,839

4. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012 by the votes set forth in the table below:

For:	56,976,403

Against:	232,604

Abstain:	40,822

The proposal to ratify the appointment of Deloitte & Touche LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Brian A. Berube
Name:	Brian A. Berube
Title:	Vice President and General Counsel

Date: March 13, 2012